Investor Update Second Quarter 2018 | July 31, 2018 Exhibit 99.2

2 Agenda 1 Strategic and Operational Review Daniel McCarthy President & Chief Executive Officer Financial Review Perley McBride Executive Vice President & Chief Financial Officer

Business Update Total Revenue Consumer revenue of $1,095 million Consumer customer churn of 1.95%, stable despite seasonality Consumer ARPC of $85.28; ($83.17 excluding adoption of ASC 606, stable sequentially) Commercial revenue of $970 million, nearly stable sequentially Commercial customers of 430,000 $2.16B $884M $350M Adjusted EBITDA* Cost synergies attained Program completed successfully * Adjusted EBITDA is a non-GAAP measure - see Appendix for its calculation $500M EBITDA improvement benefit by YE 2020 Accelerating next phase of transformation initiatives $18M Net loss

Broadband Unit Trends Net Adds (000s) Steady improvement in Broadband net additions Consumer net additions impacted by summer seasonality Market positioning remains solid Churn initiatives continue to yield results Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Churn Consumer Fiber Broadband Consumer Copper Broadband Consumer Customer Churn 2.37% Total Broadband (Consumer & Commercial) Commercial Broadband

Accelerating the Pace of Transformation Improve subscriber trends Enhance channel capabilities Recapture FTTH market share EBITDA Benefit Consumer Commercial Examples of Opportunities Accelerate penetration initiatives Expand channels and reach Accelerate next-gen product sales Continue reducing trouble ticket volumes Reduce network operating costs Increase automation enabling faster resolution of issues Improve 1st-call resolution Continue improving customer satisfaction Expand diagnostic capabilities Increase standardization Reduce reliance on external call centers/more volume in-house Revenue Enhancements Initiatives to Drive $500 Million EBITDA Opportunity by Year End 2020 $150-200M $150-200M $125-175M Operational Enhancements Care/ Technical Support

2 Agenda 1 Strategic and Operational Review Daniel McCarthy President & Chief Executive Officer Financial Review Perley McBride Executive Vice President & Chief Financial Officer

Key Financial Highlights  ($ in Millions) Q1 2018 Q2 2018 Total Revenue $2,199 $2,162 Customer $2,102 $2,065 Regulatory $97 $97 Net Income (Loss) $20 ($18) Net Cash provided from Operating Activities $251 $672 Adjusted Operating Expenses* $1,291 $1,278 Adjusted EBITDA* $908 $884 Adjusted EBITDA Margin* 41.3% 40.9% CapEx (excl. Integration) $297 $321 LTM Operating Free Cash Flow* $632 $721 * Adjusted Operating Expenses, Adjusted EBITDA, Adjusted EBITDA Margin and Operating Free Cash Flow are non-GAAP measures - see Appendix for their calculations Revenue decline driven by voice and video Pension settlement accounting contributed $19 million of after-tax net loss Adjusted EBITDA margin maintained in excess of 40% target

Product & Customer Revenue ASC 605 ASC 606  ($ in Millions) Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q1 2018 Q2 2018 Data & Internet Services* $968 $959 $956 $939 $942 $948 $985 $973 Voice Services 751 724 702 687 670 648 702 682 Video Services 347 329 318 310 309 297 280 270 Other 68 79 84 91 85 86 135 140 Total Customer Revenue* $2,134 $2,091 $2,060 $2,027 $2,006 $1,979 $2,102 $2,065 Consumer $1,164 $1,124 $1,102 $1,086 $1,089 $1,068 $1,128 $1,095 Commercial* 970 967 958 941 917 911 974 970 Total Customer Revenue* $2,134 $2,091 $2,060 $2,027 $2,006 $1,979 $2,102 $2,065 Regulatory Revenue 197 198 191 190 187 181 97 97 Total Revenue* $2,331 $2,289 $2,251 $2,217 $2,193 $2,160 $2,199 $2,162 Data & Internet services revenue increased (under ASC 605) Voice and video service revenue declines reflect industry trends Continued emphasis on Commercial improvement *Excludes Frontier Secure Strategic Partnerships revenue disposed in Q2 2017.

Consumer ARPC ***Footnote Customers Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q1 2018 Q2 2018 4.7M 4.6M 4.5M 4.4M 4.3M 4.2M 4.3M 4.2M ASC 605 ASC606 Churn ARPC Consumer ARPC stable (under ASC 605) Churn stable sequentially despite seasonality 1.94% 1.95% 2.37%

Capital Spending Update $618M SPEND H1’18 Growth initiatives comprise ~80% of Q2 2018 capital spending PROJECTS UNDERWAY CapEx Building FTTH to > 18K rural HHs with state funding sources CAF II Enabled broadband to ~373K locations in CAF II-eligible areas Fixed wireless broadband Planning for both CAF and non-CAF locations Testing 10 Gbps XGS-PON and next-generation ONTs that reduce FTTH deployment cost by ~70% Automation initiatives based on PEGA platform to enhance customer care, reduce costs, and enable efficiency

Manageable Near-term Debt Maturities 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031+ Unsecured Debt Secured Debt Undrawn $850M Revolving Credit Facility ($ in Millions) Maturity profile is as of June 30, 2018 and pro forma for the $240M TLB add-on and CoBank refinancings which closed on July 3, 2018. Q2:Repurchased $48M unsecured notes due October 2018 July:Issued $240M term loan B to fully refinance CoBank facility due 2019 and partially refinance CoBank facility due 2021 $4,514 $2,153 $1,603 $1,364 $500 $547 $868 $1,604 $437 $595 $508 $2,706 $14 $50 $2,380

Operating Free Cash Flow * Operating Free Cash Flow is a non-GAAP measure - see Appendix for its calculation Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Trailing 12 Months Operating Free Cash Flow ($ in Millions) Operating free cash flow now fully available for debt reduction following conversion of Mandatory Preferred Stock

Reiterating Guidance * Adjusted EBITDA and Operating free cash flow are non-GAAP measures - see Appendix for their calculations. ~$3.6B Adjusted EBITDA* Operating Free Cash Flow* Cash Interest Expense Cash Pension/ OPEB Cash Taxes Capital Expenditures $1.0- $1.15B <$25M ~$150M ~$800M ~$1.5B Guidance for 2018 remains unchanged

Appendix

Safe Harbor Statement Forward-looking Language This earnings release contains “forward-looking statements,” related to future events. Forward-looking statements address Frontier’s expected future business, financial performance, and financial condition, and contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For Frontier, particular uncertainties that could cause actual results to be materially different than those expressed in such forward-looking statements include: competition from cable, wireless and wireline carriers, satellite, and OTT companies, and the risk that Frontier will not respond on a timely or profitable basis; Frontier’s ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on its capital expenditures, products and service offerings; declines in revenue from Frontier’s voice services, switched and non-switched access and video and data services that it cannot stabilize or offset with increases in revenue from other products and services; Frontier’s ability to successfully implement strategic initiatives, including opportunities to enhance revenue and realize operational improvements; risks related to disruptions in Frontier’s networks, infrastructure and information technology that may result in customer loss and/or incurrence of additional expenses; Frontier’s ability to retain or attract new customers and to maintain relationships with customers, employees or suppliers; Frontier’s ability to realize anticipated benefits from recent acquisitions; Frontier’s ability to successfully introduce new product offerings; Frontier’s ability to dispose of certain assets or asset groups on terms that are attractive to Frontier, or at all; the effects of governmental legislation and regulation on Frontier’s business; the impact of regulatory, investigative and legal proceedings and legal compliance risks; government infrastructure projects that impact capital expenditures; continued reductions in switched access revenue as a result of regulation, competition or technology substitutions; the effects of changes in the availability of federal and state universal service funding or other subsidies to Frontier and its competitors; Frontier’s ability to meet its remaining CAF II funding obligations on a timely basis and the risk of penalties or obligations to return certain CAF II funds; Frontier’s ability to effectively manage service quality and meet mandated service quality metrics; the effects of changes in accounting policies or practices, including potential future impairment charges with respect to intangible assets; the effects of increased medical expenses and pension and postemployment expenses; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; Frontier’s ability to successfully renegotiate union contracts; changes in pension plan assumptions, interest rates, discount rates, regulatory rules and/or the value of Frontier’s pension plan assets, which could require Frontier to make increased contributions to its pension plans; Frontier’s ability to effectively manage its operations, operating expenses, capital expenditures, debt service requirements and cash paid for income taxes and liquidity; adverse changes in the credit markets, which could impact the availability and cost of financing; adverse changes in the ratings given to Frontier’s debt securities by nationally accredited ratings organizations; covenants in Frontier’s indentures and credit agreements that may limit Frontier’s operational and financial flexibility as well as its ability to access the capital markets in the future; the effects of state regulatory cash management practices that could limit Frontier’s ability to transfer cash among its subsidiaries or dividend funds up to the parent company; the effects of changes in both general and local economic conditions in the markets that Frontier serves; Frontier’s ability to hire or retain key personnel; the effects of severe weather events or other natural or man-made disasters, which may increase operating and capital expenses or adversely impact customer revenue; the impact of potential information technology or data security breaches or other disruptions; and the risks and other factors contained in Frontier’s filings with the U.S. Securities and Exchange Commission, including its reports on Forms 10-K and 10-Q. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Frontier has no obligation to update or revise these forward-looking statements and does not undertake to do so.

Non-GAAP Financial Measures Frontier uses certain non-GAAP financial measures in evaluating its performance, including EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, operating free cash flow, and adjusted operating expenses, each of which is described below. Management uses these non-GAAP financial measures internally to (i) assist in analyzing Frontier's underlying financial performance from period to period, (ii) analyze and evaluate strategic and operational decisions, (iii) establish criteria for compensation decisions, and (iv) assist in the understanding of Frontier's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management believes that the presentation of these non-GAAP financial measures provides useful information to investors regarding Frontier’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) provide a more comprehensive view of Frontier’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation, and planning decisions and (iii) present measurements that investors and rating agencies have indicated to management are useful to them in assessing Frontier and its results of operations. A reconciliation of these measures to the most comparable financial measures calculated and presented in accordance with GAAP is included in the accompanying tables. These non-GAAP financial measures are not measures of financial performance or liquidity under GAAP, nor are they alternatives to GAAP measures and they may not be comparable to similarly titled measures of other companies. EBITDA is defined as net income (loss) less income tax expense (benefit), interest expense, investment and other income, pension settlement costs, gains/losses on extinguishment of debt, and depreciation and amortization. EBITDA margin is calculated by dividing EBITDA by total revenue. Adjusted EBITDA is defined as EBITDA, as described above, adjusted to exclude acquisition and integration costs, certain pension/OPEB expenses, restructuring costs and other charges, stock-based compensation expense, goodwill impairment charges, and certain other non-recurring items including work stoppage costs. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by total revenue. Management uses EBITDA, EBITDA margin, adjusted EBITDA and adjusted EBITDA margin to assist it in comparing performance from period to period and as measures of operational performance. Management believes that these non-GAAP measures provide useful information for investors in evaluating Frontier’s operational performance from period to period because they exclude depreciation and amortization expenses related to investments made in prior periods and are determined without regard to capital structure or investment activities. By excluding capital expenditures, debt repayments and dividends, among other factors, these non-GAAP financial measures have certain shortcomings. Management compensates for these shortcomings by utilizing these non-GAAP financial measures in conjunction with the comparable GAAP financial measures. Adjusted net income (loss) attributable to Frontier common shareholders is defined as net income (loss) attributable to Frontier common shareholders and excludes acquisition and integration costs, restructuring costs and other charges, pension settlement costs, goodwill impairment charges, certain income tax items and the income tax effect of these items, and certain non-recurring items including work stoppage costs. Adjusting for these items allows investors to better understand and analyze Frontier’s financial performance over the periods presented. Management defines operating free cash flow, a non-GAAP measure, as net cash provided from operating activities less capital expenditures. Management uses operating free cash flow to assist it in comparing liquidity from period to period and to obtain a more comprehensive view of Frontier’s core operations and ability to generate cash flow. Management believes that this non-GAAP measure is useful to investors in evaluating cash available to service debt and pay dividends. This non-GAAP financial measure has certain shortcomings; it does not represent the residual cash flow available for discretionary expenditures, as items such as debt repayments and stock dividends are not deducted in determining such measure. Management compensates for these shortcomings by utilizing this non-GAAP financial measure in conjunction with the comparable GAAP financial measure. Adjusted operating expenses is defined as operating expenses adjusted to exclude depreciation and amortization, acquisition and integration costs, restructuring costs and other charges, goodwill impairment charges, certain pension/OPEB expenses, stock-based compensation expense, and certain other non-recurring items including work stoppage costs. Investors have indicated that this non-GAAP measure is useful in evaluating Frontier’s performance. The information in this presentation should be read in conjunction with the financial statements and footnotes contained in Frontier’s documents filed with the U.S. Securities and Exchange Commission.

Non-GAAP Financial Measures For the Quarter Ended  ($ in Millions) June 30, 2018 March 31, 2018 June 30, 2017 Net Income/(Loss) (18) $20 ($662) Add back (Subtract): Income Tax Expense/(Benefit) (20) 13 (210) Interest Expense 385 374 388 Investment and Other (Income)/Loss, Net (5) (8) - Pension Settlement Costs 25 - 19 (Gain)/Loss on Extinguishment of Debt and Debt Exchanges - (33) 90 Operating Income/(Loss) 367 366 (375) Depreciation and Amortization 486 505 552 EBITDA $853 $871 $177 Add back: Acquisition and Integration Costs - - 12 Pension/OPEB Expense 23 22 25 Restructuring Costs and Other Charges 2 4 29 Stock-based Compensation Expense 5 4 3 Work Stoppage Costs 1 7 - Goodwill Impairment - - 670 Adjusted EBITDA $884 $908 $916 EBITDA Margin 39.5% 39.6% 7.7% Adjusted EBITDA Margin 40.9% 41.3% 39.8%

Non-GAAP Financial Measures For the Quarter Ended  ($ in Millions) June 30, 2018 March 31, 2018 June 30, 2017 Total Operating Expenses $1,795 $1,833 $2,6791 Subtract: Depreciation and Amortization 486 505 552 Goodwill Impairment - - 670 Acquisition and Integration Costs - - 12 Pension/OPEB Expense 23 22 251 Restructuring Costs and Other Charges 2 4 29 Stock-based Compensation Expense 5 4 3 Work Stoppage Costs 1 7 - Adjusted Operating Expenses $1,278 $1,291 $1,388 (1) Effective January 1, 2018, Frontier adopted ASU 2017-07, "Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost." The standard requires certain benefit costs to be reclassified from operating expenses to non-operating expenses. This change in policy was applied using a retrospective approach. Pension settlement costs of $19 million for the three months ended June 30, 2017 were reclassified from operating expense to non-operating expense.

Non-GAAP Financial Measures For the Quarter Ended  ($ in Millions) Mar 31, 2017 Jun 30, 2017 Sep 30, 2017 Dec 31, 2017 Mar 31, 2018 Jun 30, 2018 Net Cash Provided from Operating Activities $300 $529 $356 $665 $251 $672 Add Back (Subtract): Capital Expenditures – Business Operations (315) (263) (268) (308) (297) (321) Capital Expenditures – Integration (1) (4) (14) (15) - - Operating Free Cash Flow ($16) $262 $74 $342 ($46) $351 Trailing Twelve Months Ended  ($ in Millions) Mar 31, 2017 Jun 30, 2017 Sep 30, 2017 Dec 31, 2017 Mar 31, 2018 Jun 30, 2018 Net Cash Provided from Operating Activities $2,028 $1,864 $1,899 $1,850 $1,801 $1,944 Add Back (Subtract): Capital Expenditures – Business Operations (1,367) (1,280) (1,145) (1,154) (1,136) (1,194) Capital Expenditures – Integration (91) (59) (62) (34) (33) (29) Operating Free Cash Flow $570 $525 $692 $662 $632 $721

Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 CTF & Legacy Broadband and Video Unit Trends CTF Net Adds (000s) CTF FiOS® Broadband Video (excl. Dish®) CTF Copper Broadband Improved Legacy Broadband trends Stable CTF Copper Broadband net adds Slight decline in CTF FiOS® Broadband net adds reflecting seasonality Legacy Broadband Legacy Net Adds (000s)